EXECUTION COPY

SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT

THIS SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of October 9, 2012, is entered into among WESCO RECEIVABLES CORP. (the “Seller”), WESCO DISTRIBUTION, INC. (“WESCO” or the “Servicer”), the Purchasers (each, a “Purchaser”) and Purchaser Agents (each, a “Purchaser Agent”) party hereto, and PNC BANK, NATIONAL ASSOCIATION, as Administrator (the “Administrator”).
RECITALS
1.The Seller, the Servicer, each Purchaser, each Purchaser Agent and the Administrator are parties to the Third Amended and Restated Receivables Purchase Agreement, dated as of April 13, 2009 (as amended through the date hereof, the “Agreement”).
2.    Concurrently herewith, the Seller, the Servicer and the Originators are entering into that certain Ninth Amendment to Purchase and Sale Agreement (the “Purchase and Sale Agreement Amendment”), dated as of the date hereof.
3.    Concurrently herewith, the Seller, the Servicer, the Originators, the Administrator and JPMorgan are entering into that certain Joinder Agreement (the “Intercreditor Joinder”), dated as of the date hereof.
4.    The parties hereto desire to amend the Agreement as hereinafter set forth.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1.    Certain Defined Terms. Capitalized terms that are used herein without definition and that are defined in Exhibit I to the Agreement shall have the same meanings herein as therein defined.
2.    Consents.
(a)    Each of the parties hereto hereby consents to the execution, delivery and performance of the Intercreditor Joinder, a copy of which is attached hereto as Exhibit A. On and after the date hereof, each reference in the Agreement to the “Intercreditor Agreement” shall be deemed to be a reference to the Intercreditor Agreement as amended by the Intercreditor Joinder.
(b)    Each of the parties hereto hereby consents to the execution, delivery and performance of the Purchase and Sale Agreement Amendment, a copy of which is attached

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hereto as Exhibit B. On and after the date hereof, each reference in the Agreement to “Sale Agreement” shall be deemed to be a reference to the Sale Agreement as amended by the Purchase and Sale Agreement Amendment.
3.    Representations and Warranties. The Seller and the Servicer hereby represent and warrant to each of the parties hereto as follows:
(a)    Representations and Warranties. The representations and warranties contained in Exhibit III of the Agreement are true and correct as of the date hereof.
(b)    No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.
4.    Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment shall remain in full force and effect. As of and after the Effective Time, all references in the Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.
5.    Effectiveness. This Amendment shall become effective as of the time (the “Effective Time”) at which the Administrator has executed this Amendment and receives each of the following: (A) counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the other parties hereto, in form and substance satisfactory to the Administrator in its sole discretion, (B) counterparts of the Purchase and Sale Agreement Amendment (whether by facsimile or otherwise) executed by each of the parties thereto, in form and substance satisfactory to the Administrator in its sole discretion, (C) counterparts of the Intercreditor Joinder (whether by facsimile or otherwise) executed by each of the parties thereto, in form and substance reasonably satisfactory to the Administrator, (D) favorable opinions, in form and substance reasonably satisfactory to the Administrator and each Purchaser Agent, of K&L Gates LLP, counsel for Seller and the Originators, as to certain UCC, bankruptcy and general corporate and enforceability matters (including certain conflicts matters) and (E) such other agreements, documents, instruments and opinions as the Administrator may request.
6.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.
7.    Governing Law; Jurisdiction.
7.1    THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK

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(INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).
7.2    ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK; AND, BY EXECUTION AND DELIVERY OF THIS AMENDMENT, EACH OF THE PARTIES HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, THAT IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AMENDMENT OR ANY DOCUMENT RELATED HERETO. EACH OF THE PARTIES HERETO WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH SERVICE MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.
8.    Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.
WESCO RECEIVABLES CORP.

By:    /s/ Brian M. Begg
Name:    Brian M. Begg
Title:    Treasurer

WESCO DISTRIBUTION, INC.,
as Servicer

By:    /s/ Brian M. Begg
Name:    Brian M. Begg
Title:    Treasurer

SIXTH AMENDMENT TO WESCO 3RD A&R RPA
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PNC BANK, NATIONAL ASSOCIATION,
as Administrator

By:     /s/ William Falcon
Name:    William Falcon
Title:    Vice President

SIXTH AMENDMENT TO WESCO 3RD A&R RPA
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THE CONDUIT PURCHASERS AND THE PURCHASER AGENTS:

MARKET STREET FUNDING LLC,
as a Conduit Purchaser

By:    /s/ Doris J. Hearn
Name:    Doris J. Hearn
Title:    Vice President

PNC BANK, NATIONAL ASSOCIATION,
as Purchaser Agent for Market Street Funding LLC

By:     /s/ William Falcon
Name:    William Falcon
Title:    Vice President

SIXTH AMENDMENT TO WESCO 3RD A&R RPA
703255274 99551574

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Conduit Purchaser

By:    /s/ William P. Rutkowski
Name:    William P. Rutkowski
Title:    Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Purchaser Agent for
Wells Fargo Bank, National Association

By:    /s/ William P. Rutkowski
Name:    William P. Rutkowski
Title:    Vice President

SIXTH AMENDMENT TO WESCO 3RD A&R RPA
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FIFTH THIRD BANK,
as a Conduit Purchaser

By:    /s/ Andrew D. Jones
Name:    Andrew D. Jones
Title:    Vice President

FIFTH THIRD BANK,
as Purchaser Agent for Fifth Third Bank

By:    /s/ Andrew D. Jones
Name:    Andrew D. Jones
Title:    Vice President

SIXTH AMENDMENT TO WESCO 3RD A&R RPA
703255274 99551574

U.S. BANK NATIONAL ASSOCIATION,
as a Conduit Purchaser

By:    /s/ Matthew Kasper
Name:    Matthew Kasper
Title:    Vice President

U.S. BANK NATIONAL ASSOCIATION,
as Purchaser Agent for U.S. Bank National Association

By:    /s/ Matthew Kasper
Name:    Matthew Kasper
Title:    Vice President

SIXTH AMENDMENT TO WESCO 3RD A&R RPA
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THE PRIVATEBANK AND TRUST COMPANY, as a Conduit Purchaser

By:    /s/ Chandra Pierson
Name:    Chandra Pierson
Title:    Associate Managing Director

THE PRIVATEBANK AND TRUST COMPANY, as Purchaser Agent for The PrivateBank and Trust Company

By:    /s/ Chandra Pierson
Name:    Chandra Pierson
Title:    Associate Managing Director

SIXTH AMENDMENT TO WESCO 3RD A&R RPA
703255274 99551574

THE HUNTINGTON NATIONAL BANK,
as a Conduit Purchaser

By:    /s/ Chad A. Lowe
Name:    Chad A. Lowe
Title:    Vice President

THE HUNTINGTON NATIONAL BANK,
as Purchaser Agent for The Huntington National Bank

By:    /s/ Chad A. Lowe
Name:    Chad A. Lowe
Title:    Vice President

SIXTH AMENDMENT TO WESCO 3RD A&R RPA
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THE RELATED COMMITTED PURCHASERS:

PNC BANK, NATIONAL ASSOCIATION,
as a Related Committed Purchaser for Market Street
Funding LLC

By:    /s/ Mark Falcione
Name:    Mark Falcione
Title:    Senior Vice President

SIXTH AMENDMENT TO WESCO 3RD A&R RPA
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FIFTH THIRD BANK,
as a Related Committed Purchaser for Fifth Third Bank

By:    /s/ Andrew D. Jones
Name:    Andrew D. Jones
Title:    Vice President

SIXTH AMENDMENT TO WESCO 3RD A&R RPA
703255274 99551574

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Related Committed Purchaser for Wells Fargo Bank, National Association

By:    /s/ William P. Rutkowski
Name:    William P. Rutkowski
Title:    Vice President

SIXTH AMENDMENT TO WESCO 3RD A&R RPA
703255274 99551574

U.S. BANK NATIONAL ASSOCIATION,
as a Related Committed Purchaser for U.S. Bank National Association

By:    /s/ Matthew Kasper
Name:    Matthew Kasper
Title:    Vice President

SIXTH AMENDMENT TO WESCO 3RD A&R RPA
703255274 99551574

THE PRIVATEBANK AND TRUST COMPANY, as a Related Committed Purchaser
for The PrivateBank and Trust Company

By:    /s/ Chandra Pierson
Name:    Chandra Pierson
Title:    Associate Managing Director

SIXTH AMENDMENT TO WESCO 3RD A&R RPA
703255274 99551574

THE HUNTINGTON NATIONAL BANK,
as a Related Committed Purchaser
for The Huntington National Bank

By:    /s/ Chad A. Lowe
Name:    Chad A. Lowe
Title:    Vice President

SIXTH AMENDMENT TO WESCO 3RD A&R RPA
703255274 99551574

EXHIBIT A

Intercreditor Joinder
(attached)

JOINDER AGREEMENT
THIS JOINDER AGREEMENT, dated as of October 9, 2012 (this “Agreement”) is executed by and among PNC BANK, NATIONAL ASSOCIATION, in its capacity as Administrator under the Receivables Purchase Agreement (the “Receivables Agent”), JPMORGAN CHASE BANK, N.A., in its capacity as Agent, for itself and on behalf of the Lenders (the “Lenders Agent”), WESCO RECEIVABLES CORP. (the “Receivables Seller”), WESCO DISTRIBUTION, INC. (“WESCO”), WESCO EQUITY CORPORATION, CARLTON-BATES COMPANY, COMMUNICATIONS SUPPLY CORPORATION, LIBERTY WIRE & CABLE, INC., CALVERT WIRE & CABLE CORPORATION, BRUCKNER SUPPLY COMPANY, INC., TVC COMMUNICATIONS, L.L.C. and CONNEY SAFETY PRODUCTS, LLC (“Conney”).

BACKGROUND:
A.    Each of the parties hereto (other than Conney) is a party to that certain Intercreditor Agreement, dated as of August 22, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”).
B.    Concurrently herewith, Conney is being added as a party to the Receivables Purchase and Sale Agreement, pursuant to that certain Ninth Amendment to Purchase and Sale Agreement, dated as of the date hereof, among WESCO, the Receivables Seller, Conney and certain of WESCO’s domestic subsidiaries and affiliates.
C.    Conney was added to the Credit Agreement as a Loan Party effective September 11, 2012.
D.    The parties hereto desire to amend the Intercreditor Agreement as set forth herein to join Conney as a new party thereto.
NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the parties hereto hereby agrees as follows:
SECTION 1.Definitions. Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned thereto in, or by reference in, the Intercreditor Agreement.
SECTION 2.    Joinder of Conney.
(a)    Conney hereby agrees that it shall be bound by all of the terms, conditions and provisions of, and shall be deemed to be a party to (as if it were an original signatory to), the

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EXECUTION COPY

Intercreditor Agreement in the capacity of an Originator and a Loan Party thereunder. Conney hereby acknowledges that it has received a copy of the Intercreditor Agreement.
(b)    Conney’s address for notices under the Intercreditor Agreement shall be the following:
Conney Safety Products, LLC
c/o WESCO Distribution, Inc.
225 West Station Square Drive
Suite 700
Pittsburgh, PA 15219

(c)    Each of the parties hereto hereby consents to the joinder of Conney as a party to the Intercreditor Agreement, as set forth above. To the extent that any consent of any party hereto is required under any other agreement to which it is a party for any of the transactions to be effected hereby, such party hereby grants such consent and waives any notice requirements or condition precedent to the effectiveness of any such transactions set forth in any agreement to which it is a party that has not been satisfied as of the date hereof.
SECTION 3.    GOVERNING LAW; JURISDICTION. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK COUNTY, CITY OF NEW YORK, NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE PARTIES HERETO PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT.
SECTION 4.    WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG THE PARTIES HERETO ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH, THIS AGREEMENT OR THE TRANSACTIONS RELATED THERETO.
SECTION 5.    Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute

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one and the same agreement. Delivery of an executed signature page by electronic mail or facsimile shall be as effective as delivery of a manually signed, original signature page.
[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed by its duly authorized officer as of the date and year first above written.
PNC BANK, NATIONAL ASSOCIATION,
as Receivables Agent

By:    /s/ Mark Falcione
Name:    Mark Falcione
Title:    Senior Vice President

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EXECUTION COPY

JPMORGAN CHASE BANK, N.A.,
as Lenders Agent

By:    /s/ David J. Waugh
Name:    David J. Waugh
Title:    Authorized Officer

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WESCO RECEIVABLES CORP.,
as Receivables Seller

By:    /s/ Brian M. Begg
Name:    Brian M. Begg
Title:    Treasurer

WESCO DISTRIBUTION, INC.,
as Seller, as Servicer and as Borrower

By:    /s/ Brian M. Begg
Name:    Brian M. Begg
Title:    Treasurer

WESCO EQUITY CORPORATION

By:    /s/ Brian M. Begg
Name:    Brian M. Begg
Title:    Treasurer

CARLTON-BATES COMPANY

By:    /s/ Brian M. Begg
Name:    Brian M. Begg
Title:    Treasurer

COMMUNICATIONS SUPPLY CORPORATION

By:    /s/ Brian M. Begg
Name:    Brian M. Begg
Title:    Treasurer

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LIBERTY WIRE & CABLE, INC.

By:    /s/ Brian M. Begg
Name:    Brian M. Begg
Title:    Treasurer

CALVERT WIRE & CABLE CORPORATION

By:    /s/ Brian M. Begg
Name:    Brian M. Begg
Title:    Treasurer

BRUCKNER SUPPLY COMPANY, INC.

By:    /s/ Brian M. Begg
Name:    Brian M. Begg
Title:    Treasurer

TVC COMMUNICATIONS, L.L.C.

By:    /s/ Brian M. Begg
Name:    Brian M. Begg
Title:    Treasurer

CONNEY SAFETY PRODUCTS, LLC

By:    /s/ Brian M. Begg
Name:    Brian M. Begg
Title:    Treasurer

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EXHIBIT B

Purchase and Sale Agreement Amendment
(attached)

702709277 99551574

NINTH AMENDMENT TO PURCHASE
AND SALE AGREEMENT

THIS NINTH AMENDMENT TO PURCHASE AND SALE AGREEMENT, dated as of October 9, 2012 (this “Amendment”), is entered into among the Originators (the “Originators”) party to the Purchase and Sale Agreement, dated as of June 30, 1999 (as amended through the date hereof, the “Agreement”), WESCO RECEIVABLES CORP. (the “Company”), WESCO DISTRIBUTION, INC. (“WESCO”), individually and as Servicer (in such capacity, the “Servicer”), and CONNEY SAFETY PRODUCTS, LLC (“Conney”) (Conney is also referred to herein as the “New Originator”).
RECITALS
1. The Originators currently party to the Agreement (the “Existing Originators”), the Company and the Servicer are parties to the Agreement; and
2. The parties hereto desire to amend the Agreement as hereinafter set forth.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1. Certain Defined Terms. Capitalized terms that are used herein without definition shall have the meanings set forth in the Agreement or Exhibit I to the Third Amended and Restated Receivables Purchase Agreement, dated as of April 13, 2009 (as amended through the date hereof, the “Receivables Purchase Agreement”), among the Company, the Servicer, PNC Bank, National Association, as Administrator, and the various Purchaser Groups from time to time party thereto, as applicable.
2. Amendments to the Agreement. The Agreement is hereby amended as follows:
2.1.     The first paragraph of the Preamble is hereby amended in its entirety to read as follows:
THIS PURCHASE AND SALE AGREEMENT (this “Agreement”), dated as of June 30, 1999, is among WESCO DISTRIBUTION, INC., a Delaware corporation (“WESCO”), individually and as Servicer (in such capacity, the “Servicer”), WESCO EQUITY CORPORATION, a Delaware corporation (“Equity”), CARLTON-BATES COMPANY, an Arkansas corporation (“Carlton-Bates”), COMMUNICATIONS SUPPLY CORPORATION, a Connecticut Corporation (“CSC”), LIBERTY WIRE & CABLE, INC., a Delaware corporation (“Liberty”), CALVERT WIRE & CABLE CORPORATION, a Delaware corporation (“Calvert”), BRUCKNER SUPPLY COMPANY, INC., a Delaware corporation (“Bruckner”), TVC COMMUNICATIONS, L.L.C., a Delaware limited

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liability company (“TVC”), and CONNEY SAFETY PRODUCTS, LLC (“Conney”), a Delaware limited liability company (WESCO, Equity, Carlton-Bates, CSC, Liberty, Calvert, Bruckner, TVC and Conney are herein collectively called the “Originators” and each individually called an “Originator”) and WESCO RECEIVABLES CORP., a Delaware corporation (the “Company”).
2.2.    Exhibit E to the Agreement is hereby amended by inserting the following at the end thereof:
Conney Safety Products, LLC
c/o WESCO Distribution, Inc.
225 West Station Square Drive
Suite 700
Pittsburgh, PA 15219

2.3.    Exhibit F to the Agreement is hereby amended and restated in its entirety as set forth on Exhibit A hereto.
2.4.    With respect to the New Originator, any reference in the Agreement to “the Initial Closing Date” or “the date hereof” shall be deemed to be a reference to “October 9, 2012”.
2.5.    With respect to the New Originator, any reference in the Agreement to the “Cut-off Date” shall be deemed to be a reference to “October 9, 2012”.
2.6.    With respect to the New Originator, the reference in Section 5.9(a) of the Agreement to “December 31, 1998” shall be deemed to be a reference to “December 31, 2011”.
3. Joinder. The New Originator hereby agrees that it shall be bound by all of the terms, conditions and provisions of, and shall be deemed to be a party to (as if it were an original signatory to), the Agreement. For greater certainty, the New Originator hereby acknowledges that pursuant to Section 1.5 of the Agreement, it has granted and hereby grants a security interest in all of its right, title and interest in and to the Receivables and the Related Rights now existing and hereafter created by it, all monies due or to become due and all amounts received with respect thereto, and all proceeds thereof, to secure all of its obligations under the Agreement. The New Originator further acknowledges that it has received copies of the Agreement, the Intercreditor Agreement and the other Transaction Documents.
4. Representations and Warranties. (i) Each Existing Originator and the New Originator represents and warrants on and as of the date hereof and on the date the conditions set forth in Section 5 hereof are satisfied, the representations and warranties made by such Originator in Article V of the Agreement, as amended hereby, shall be true and correct on and as of such dates with the same force and effect as if made on and as of such dates and as if each reference to the Agreement in such representations and warranties referred to the Agreement as amended by this Amendment

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and (ii) the Company and the Servicer represent and warrant on and as of the date hereof and on the date the conditions set forth in Section 5 hereof are satisfied, that (A) the representations and warranties contained in Exhibit III of the Receivables Purchase Agreement are true and correct and (B) both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.
5. Conditions To Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Seller, the Servicer, the Administrator and each Purchaser Agent of each of the following, in each case in form and substance satisfactory to the Administrator: (i) counterparts of this Amendment, duly executed by all of the parties hereto, (ii) each document, agreement, instrument and opinion listed in Section 4.1 of the Agreement, in each case with respect to the New Originator and (iii) such other instruments, opinions and documents as the Administrator may request.
6. Ratification. All of the provisions of this Amendment are incorporated by reference into the Agreement, as if set forth in full therein. The Agreement, as amended hereby, remains in full force and effect. Any reference to the Agreement from and after the date hereof shall be deemed to refer to the Agreement, amended hereby. As amended, the Agreement is hereby ratified and reaffirmed by the parties hereto.
7. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.
8. Governing Law; Jurisdiction.
8.1 THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).
8.2 ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK; AND, BY EXECUTION AND DELIVERY OF THIS AMENDMENT, EACH OF THE PARTIES HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, THAT IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AMENDMENT OR ANY DOCUMENT RELATED HERETO. EACH OF THE PARTIES HERETO WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH SERVICE MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.

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9. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.
(Signatures begin on following page)

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.
WESCO RECEIVABLES CORP.
By:    /s/ Brian M. Begg
Name:    Brian M. Begg
Title:    Treasurer

WESCO DISTRIBUTION, INC.,
individually and as Servicer
By:    /s/ Brian M. Begg
Name:    Brian M. Begg
Title:    Treasurer

702709277 99551574	Ninth Amendment to WESCO PSA

WESCO EQUITY CORPORATION
By:    /s/ Brian M. Begg
Name:    Brian M. Begg
Title:    Treasurer

702709277 99551574	Ninth Amendment to WESCO PSA

CARLTON-BATES COMPANY

By:    /s/ Brian M. Begg
Name:    Brian M. Begg
Title:    Treasurer

702709277 99551574	Ninth Amendment to WESCO PSA

COMMUNICATIONS SUPPLY CORPORATION
By:    /s/ Brian M. Begg
Name:    Brian M. Begg
Title:    Treasurer

702709277 99551574	Ninth Amendment to WESCO PSA

LIBERTY WIRE & CABLE, INC.
By:    /s/ Brian M. Begg
Name:    Brian M. Begg
Title:    Treasurer

702709277 99551574	Ninth Amendment to WESCO PSA

CALVERT WIRE & CABLE CORPORATION
By:    /s/ Brian M. Begg
Name:    Brian M. Begg
Title:    Treasurer

702709277 99551574	Ninth Amendment to WESCO PSA

BRUCKNER SUPPLY COMPANY, INC.
By:    /s/ Brian M. Begg
Name:    Brian M. Begg
Title:    Treasurer

702709277 99551574	Ninth Amendment to WESCO PSA

TVC COMMUNICATIONS, L.L.C.
By:    /s/ Brian M. Begg
Name:    Brian M. Begg
Title:    Treasurer

702709277 99551574	Ninth Amendment to WESCO PSA

CONNEY SAFETY PRODUCTS, LLC
By:    /s/ Brian M. Begg
Name:    Brian M. Begg
Title:    Treasurer

702709277 99551574	Ninth Amendment to WESCO PSA

CONSENTED TO AND AGREED:

PNC BANK, NATIONAL ASSOCIATION

By:    /s/ Mark Falcione
Name:    Mark Falcione
Title:    Senior Vice President

702709277 99551574	Ninth Amendment to WESCO PSA

CONSENTED TO AND AGREED:

MARKET STREET FUNDING LLC

By:    /s/ Doris J. Hearn
Name:    Doris J. Hearn
Title:    Vice President

702709277 99551574	Ninth Amendment to WESCO PSA

CONSENTED TO AND AGREED:

U.S. BANK NATIONAL ASSOCIATION

By:    /s/ Matthew Kasper
Name:    Matthew Kasper
Title:    Vice President

702709277 99551574	Ninth Amendment to WESCO PSA

CONSENTED TO AND AGREED:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:    /s/ William P. Rutkowski
Name:    William P. Rutkowski
Title:    Vice President

702709277 99551574	Ninth Amendment to WESCO PSA

CONSENTED TO AND AGREED:

FIFTH THIRD BANK

By:    /s/ Andrew D. Jones
Name:    Andrew D. Jones
Title:    Vice President

702709277 99551574	Ninth Amendment to WESCO PSA

CONSENTED TO AND AGREED:

THE PRIVATEBANK AND TRUST COMPANY

By:    /s/ Chandra Pierson
Name:    Chandra Pierson
Title:    Associate Managing Director

702709277 99551574	Ninth Amendment to WESCO PSA

CONSENTED TO AND AGREED:

THE HUNTINGTON NATIONAL BANK

By:    /s/ Chad A. Lowe
Name:    Chad A. Lowe
Title:    Vice President

702709277 99551574	Ninth Amendment to WESCO PSA

Exhibit B-1
703255274 99551574

EXHIBIT A

EXHIBIT F

TRADE NAMES

Trade Names
Ace Electric Supply Company
Allied Utility Products
Ambord Corporation d/b/a Maydwell & Hartzell
Avon Electrical Supplies
Brown Wholesale Electric Company
Bruckner Supply Company
Carlton-Bates
Control Corporation of America
Diversified Electric Supply Company
EESCO
Electra Supply Company
Englewood Electric
Fastec
Hamby-Young Power Supply Products
Herning Underground Supply
Industrial Electric Supply Co.
KVA
Ladd Industries, Inc.
LCOMP, Inc.
Liberty Electrical Supply Co.
M & Associates
Maydwell & Hartzell
Modern Wholesale Electric
Motion Control
Murco, Incorporated
Nevada Electrical Supply Company
Orton Utility Supply
Power Supply
Reily Electrical Supply
Standard Electric Company
Statewide Electrical Supply
Tri-City Electric Supply Co.
WESCO SPS
Whitehill Lighting & Supplies
W.R. Control Panels

Exhibit B-1
703255274 99551574

Communications Supply Holdings, Inc.
Communications Supply Corporation
CSC
Liberty Wire & Cable, Inc.
CSC-Fibertron
Calvert Wire & Cable Corporation
Famous Telephone Supply Co.
Enhance (it)
TVC
TVC Latin America
TVC Caribbean and Latin America
Vikimatic Sales
White Sands
Satellite Engineering
TVC Communications, LLC
Vikimatic
White Sands Engineering
Satellite Engineering Group
Conney Safety

Merger

On September 29, 2005, C-B WESCO, Inc., a subsidiary of WESCO Distribution, Inc., was merged with and into Carlton-Bates Company, an Arkansas corporation, with Carlton-Bates Company being the surviving corporation.
On November 3, 2006, WESCO Voltage, Inc., a subsidiary of WESCO Distribution, Inc., was merged with and into Communications Supply Holdings, Inc., a Delaware corporation, with Communications Supply Holdings, Inc. being the surviving corporation.
On June 29, 2007, Carlton-Bates Company of Texas, L.P. was merged with and into Carlton-Bates Company with Carlton-Bates Company being the surviving corporation.
On March 1, 2010, Herning Enterprises, Inc. was merged with and into WESCO Distribution, Inc. with WESCO Distribution, Inc. being the surviving corporation.

Exhibit B-1
703255274 99551574